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                                                                    EXHIBIT 23.1



                            CONSENT OF ALSTON & BIRD

     We consent to the filing of our opinion, dated July 12, 1996, as Exhibit
5.1 to the Registration Statement on Form S-4 of Longhorn Steaks, Inc. and to all references to our firm in the Joint Proxy Statement/ Prospectus included in such Registration Statement.

Atlanta, Georgia
July 12, 1996